attachment
The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Telekom

Date Purchased	10/22/2003

Total Shares Offered 2,000,000,000

Price Per Share $99.742

Shares Purchased
by the Portfolio:	160,000

Total Principal Purchased 159,587
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .070%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security FHLMC Agency

Date Purchased	10/16/03

Total Shares Offered 4,000,000,000

Price Per Share $99.217

Shares Purchased
by the Portfolio:	490,000

Total Principal Purchased $486,196
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY .21%
BY ALL Portfolios
(25% Maximum):

Broker:		Goldman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security FNMA Agency

Date Purchased	12/17/03

Total Shares Offered 4,000,000,000
Price Per Share $99.904

Shares Purchased
by the Portfolio:	890,000

Total Principal Purchased $889,146
by the Portfolio

% of Offering Purchased 0.020%
by the Portfolio:

% of offering Purchased BY 0.370%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security DaimlerChrysler

Date Purchased	10/30/03

Total Shares Offered 2,000,000,000
Price Per Share $99.968

Shares Purchased
by the Portfolio:	40,000

Total Principal Purchased $39,987
by the Portfolio

% of Offering Purchased 0.002%
by the Portfolio:

% of offering Purchased BY 0.020
BY ALL Portfolios
(25% Maximum):

Broker:			JP Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security FHLB Agency

Date Purchased	10/23/03

Total Shares Offered 2,000,000,000
Price Per Share $99.968

Shares Purchased
by the Portfolio:	290,000

Total Principal Purchased 289,982.60
by the Portfolio

% of Offering Purchased 0.015%
by the Portfolio:

% of offering Purchased BY 0.13%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security BP Capital

Date Purchased	11/03/03

Total Shares Offered 750,000,000
Price Per Share $99.647

Shares Purchased
by the Portfolio:	520,000

Total Principal Purchased 518,164.40
by the Portfolio

% of Offering Purchased 0.07%
by the Portfolio:

% of offering Purchased BY 0.220%
BY ALL Portfolios
(25% Maximum):

Broker:			UBS


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Fannie Mae

Date Purchased	11/13/03

Total Shares Offered 2,000,000,000
Price Per Share $99.772

Shares Purchased
by the Portfolio:	460,000

Total Principal Purchased 458,921.20
by the Portfolio

% of Offering Purchased 0.020%
by the Portfolio:

% of offering Purchased BY .20%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Altria Group, Inc.

Date Purchased	10/30/03

Total Shares Offered 1,000,000,000
Price Per Share $99.972

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,993
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Autozone, Inc.

Date Purchased	11/03/03

Total Shares Offered 300,000,000
Price Per Share $99.425

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,712.50
by the Portfolio

% of Offering Purchased 0.017%
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Centex Corp.

Date Purchased	10/01/2003

Total Shares Offered 300,000,000

Price Per Share $99.846

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,846
by the Portfolio

% of Offering Purchased 0.033%
by the Portfolio:

% of offering Purchased BY .044%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security General Motors Accep Corp

Date Purchased	12/04/2003

Total Shares Offered 500,000,000
Price Per Share $99.865

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,865
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.043%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Halliburton Co.

Date Purchased	10/04/2003

Total Shares Offered 750,000,000
Price Per Share $99.679

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,839.50
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			JP Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security International Paper Co.

Date Purchased	12/10/2003

Total Shares Offered 500,000,000
Price Per Share $99.837

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,959.45
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Kinder Morgan Energy

Date Purchased	11/18/2003

Total Shares Offered 500,000,000
Price Per Share $99.363

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,681.5
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY 0.021%
BY ALL Portfolios
(25% Maximum):

Broker:			Wachovia Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Poland Rep

Date Purchased	10/22/2003

Total Shares Offered 1,000,000,000
Price Per Share $99.871

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,935.50
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security RBC CAP TR II

Date Purchased	12/3/2003

Total Shares Offered 650,000,000
Price Per Share $100

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 100,000
by the Portfolio

% of Offering Purchased 0.015%
by the Portfolio:

% of offering Purchased BY 0.043%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Schering Plough Corp.

Date Purchased	11/21/2003

Total Shares Offered 1,250,000,000
Price Per Share $99.631

Shares Purchased
by the Portfolio:	40,000

Total Principal Purchased $39,852
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.017%
BY ALL Portfolios
(25% Maximum):

Broker:			Merrill Lynch & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Schering Plough Corp
Date Purchased	11/21/2003

Total Shares Offered 1,150,000,000
Price Per Share $99.281

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased 29,784
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.013%
BY ALL Portfolios
(25% Maximum):

Broker:			Merrill Lynch & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Telecom Italia Cap

Date Purchased	10/22/2003

Total Shares Offered 2,000,000,000

Price Per Share $99.742

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,871
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY .022%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P. Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Telecom Italia Cap
Date Purchased	10/22/2003

Total Shares Offered 4,000,000,000
Price Per Share $99.558

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,779
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security UNION BANCAL CORP
Date Purchased	12/3/2003

Total Shares Offered 400,000,000
Price Per Share $99.637

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,909
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended December 31,2003


Portfolio Diversified Bond Fund-SSGA

Security UNIVISION COMM
Date Purchased	10/7/03

Total Shares Offered 250,000,000
Price Per Share $99.986

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,993
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			UBS


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended December 31,2003

Portfolio Diversified Bond Fund-SSGA

Security UNIVISION COMMUNICATIONS
Date Purchased	10/07/03

Total Shares Offered 250,000,000
Price Per Share $99.452

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,726
by the Portfolio

% of Offering Purchased 0.02
by the Portfolio:

% of offering Purchased BY 0.022%
BY ALL Portfolios
(25% Maximum):

Broker:			UBS


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended September 30,2003


Portfolio Diversified Bond Fund- Western Asset Management

Security  Deutsche Telekom

Date Purchased	7/15/2003

Total Shares Offered 1,250,000,000

Price Per Share $99.233

Shares Purchased
by the Portfolio:	110,000

Total Principal Purchased 109,156
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .050%
BY ALL Portfolios
(25% Maximum):

Broker:		Citibank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended September 30,2003


Portfolio Diversified Bond Fund- Western Asset Management

Security Freddie Mac

Date Purchased	7/15/03

Total Shares Offered 4,000,000,000

Price Per Share $98.871
Shares Purchased
by the Portfolio:	390,000

Total Principal Purchased $389,496
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY .18%
BY ALL Portfolios
(25% Maximum):

Broker:		Citigroup


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30,2003


Portfolio Diversified Bond Fund- Western Asset Management

Security FNMA

Date Purchased	7/23/03

Total Shares Offered 4,000,000,000
Price Per Share $99.867

Shares Purchased
by the Portfolio:	960,000

Total Principal Purchased $958,723
by the Portfolio

% of Offering Purchased 0.020%
by the Portfolio:

% of offering Purchased BY 0.450%
BY ALL Portfolios
(25% Maximum):

Broker:			Bear Stearns


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security GM

Date Purchased	7/3/03

Total Shares Offered 3,000,000,000
Price Per Share $98.623

Shares Purchased
by the Portfolio:	950,000

Total Principal Purchased $936,918
by the Portfolio

% of Offering Purchased 0.03%
by the Portfolio:

% of offering Purchased BY 0.44
BY ALL Portfolios
(25% Maximum):

Broker:		Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security HSBC

Date Purchased	6/24/03

Total Shares Offered 1,250,000,000
Price Per Share $100

Shares Purchased
by the Portfolio:	200,000

Total Principal Purchased 200,000
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.09%
BY ALL Portfolios
(25% Maximum):

Broker:			HSBC


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Oil Insurance

Date Purchased	8/19/03

Total Shares Offered 300,000,000
Price Per Share $99.811

Shares Purchased
by the Portfolio:	200,000

Total Principal Purchased $199,622
by the Portfolio

% of Offering Purchased 0.07%
by the Portfolio:

% of offering Purchased BY 0.090%
BY ALL Portfolios
(25% Maximum):

Broker:		Goldman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Federal Home Loan Bank

Date Purchased	9/4/03

Total Shares Offered 5,000,000,000
Price Per Share $99.919

Shares Purchased
by the Portfolio:	490,000

Total Principal Purchased 489,603
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .210%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Fed Home Loan Bank

Date Purchased	9/18/03

Total Shares Offered 3,000,000,000
Price Per Share $99.405

Shares Purchased
by the Portfolio:	480,000

Total Principal Purchased $477,144
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.21%
BY ALL Portfolios
(25% Maximum):

Broker:			Bear Stearns


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security FHLMC

Date Purchased	9/10/03

Total Shares Offered 4,000,000,000
Price Per Share $99.986

Shares Purchased
by the Portfolio:	490,000

Total Principal Purchased 489,931
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY 0.21%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Liberty Media

Date Purchased	9/12/2003

Total Shares Offered 1,350,000,000

Price Per Share $99.764

Shares Purchased
by the Portfolio:	180,000

Total Principal Purchased $179,575
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .080%
BY ALL Portfolios
(25% Maximum):

Broker:		Merrill Lynch


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Liberty Media

Date Purchased	9/19/2003

Total Shares Offered 2,500,000,000
Price Per Share $100

Shares Purchased
by the Portfolio:	180,000

Total Principal Purchased $180,000
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.080%
BY ALL Portfolios
(25% Maximum):

Broker:		Citigroup


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-Western Asset Management

Security Merrill Lynch

Date Purchased	9/10/2003

Total Shares Offered 500,000,000
Price Per Share $99.959

Shares Purchased
by the Portfolio:	295,000

Total Principal Purchased 294,879
by the Portfolio

% of Offering Purchased 0.060%
by the Portfolio:

% of offering Purchased BY 0.140%
BY ALL Portfolios
(25% Maximum):

Broker:		Merrill


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Buckeye Partners

Date Purchased	7/08/2003

Total Shares Offered 300,000,000
Price Per Share $99.437

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,859.25
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:		JP Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Coca-Cola Enterprises

Date Purchased	9/24/2003

Total Shares Offered 250,000,000
Price Per Share $99.794

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,948.20
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:		Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2003


Portfolio Diversified Bond Fund-SSGA

Security Coca Cola Enterprises

Date Purchased	9/24/2003

Total Shares Offered 250,000,000
Price Per Share $99.876

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,969.10
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:		Detsche Bank

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30, 2003


Portfolio Diversified Bond Fund-SSGA

Security Coca Cola Enterprises

Date Purchased	9/10/2003

Total Shares Offered 400,000,000
Price Per Share $99.791

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,947.75
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:		Detsche Bank


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Federal Home Loan

Date Purchased	8/25/2003

Total Shares Offered 1,500,000,000
Price Per Share $99.856

Shares Purchased
by the Portfolio:	500,000

Total Principal Purchased $499,280
by the Portfolio

% of Offering Purchased 0.033%
by the Portfolio:

% of offering Purchased BY 0.229%
BY ALL Portfolios
(25% Maximum):

Broker:			Merrill Lynch & Co.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Hertz Corp.
Date Purchased	9/24/2003

Total Shares Offered 500,000,000
Price Per Share $99.983

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,996.60
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:		JP Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Lehman Brothers

Date Purchased	7/23/2003

Total Shares Offered 1,000,000,000

Price Per Share $99.561

Shares Purchased
by the Portfolio:	150,000

Total Principal Purchased 149,341.50
by the Portfolio

% of Offering Purchased 0.015%
by the Portfolio:

% of offering Purchased BY .068%
BY ALL Portfolios
(25% Maximum):

Broker:		Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Public Service
Date Purchased	9/02/2003

Total Shares Offered 300,000,000
Price Per Share $99.880

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,940.00
by the Portfolio

% of Offering Purchased 0.017%
by the Portfolio:

% of offering Purchased BY 0.023%
BY ALL Portfolios
(25% Maximum):

Broker:		Bank One


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Wachovia Bank
Date Purchased	7/22/2003

Total Shares Offered 500,000,000
Price Per Share $99.335

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,668
by the Portfolio

% of Offering Purchased 0.01%
by the Portfolio:

% of offering Purchased BY 0.023%
BY ALL Portfolios
(25% Maximum):

Broker:		Wachovia Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended September 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Wachovia Corporation
Date Purchased	7/22/03

Total Shares Offered 750,000,000
Price Per Share $99.746

Shares Purchased
by the Portfolio:	350,000

Total Principal Purchased 349,111
by the Portfolio

% of Offering Purchased 0.047%
by the Portfolio:

% of offering Purchased BY 0.160%
BY ALL Portfolios
(25% Maximum):

Broker:		Wachovia Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.